FIRST QUARTER EARNINGS CALL May 3, 2018 Exhibit 99.2

Forward Looking Statements This presentation contains statements regarding management’s expectations and objectives for future periods as well as forecasts and estimates regarding 2018 IIC guidance, Tax Cuts and Jobs Act expected impact, 2017-2019 capital expenditures, 2017-2019 weighted average ratebase, equity needs and sources, and general earnings sensitivities. It also includes 2018 assumptions regarding capital expenditures, authorized rate base, authorized cost of capital, and certain other factors. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to:   the impact of the Northern California wildfires, including whether Pacific Gas and Electric Company (Utility) will be able to recover costs for service restoration and repair to the Utility’s facilities through its Catastrophic Event Memorandum Account (CEMA); the timing and outcome of the wildfire investigations; whether the Utility may have liability associated with these fires and, if liable for one or more fires, whether the Utility would be able to recover all or part of such costs through insurance or through regulatory mechanisms, to the extent insurance is not available or exhausted; and potential liabilities in connection with fines or penalties that could be imposed on the Utility if the California Public Utilities Commission (CPUC) or any other law enforcement agency brought an enforcement action and determined that the Utility failed to comply with applicable laws and regulations; the timing and outcome of the Butte fire litigation; the timing and outcome of any proceeding to recover from customers restoration and repair costs and costs in excess of insurance; the effect, if any, that the CPUC’s Safety and Enforcement Division’s (SED) $8.3 million citations issued in connection with the Butte fire may have on the Butte fire litigation; and whether additional investigations and proceedings in connection with the Butte fire will be opened and any additional fines or penalties imposed on the Utility; whether the CPUC approves the Utility’s application to establish a Wildfire Expense Memorandum Account (WEMA) to track wildfire expenses and to preserve the opportunity for the Utility to request recovery of wildfire costs in excess of insurance at a future date, and the outcome of any potential request to recover such costs; the impact of the Tax Cuts and Jobs Act of 2017, and the timing and outcome of CPUC decision(s) related to the Utility’s March 30, 2018 submissions in connection with the impact of the Tax Cuts and Jobs Act of 2017 on the Utility’s rate cases, and its implementation plan; the timing and outcomes of the 2019 GT&S rate case, TO18 and TO19 rate cases, 2018 CEMA, and other ratemaking and regulatory proceedings; the cost of the Utility's community wildfire safety program, and the timing and outcome of any proceeding to recover such costs through rates; the timing and outcomes of phase two of the ex parte order instituting investigation (OII) and of the safety culture OII; the Utility’s ability to efficiently manage capital expenditures and its operating and maintenance expenses within the authorized levels of spending and timely recover its costs through rates, and the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; whether the Utility can continue to obtain insurance and whether insurance coverage is adequate for future losses or claims; the outcome of the probation and the monitorship, the timing and outcomes of the debarment proceeding, the SED’s unresolved enforcement matters relating to the Utility’s compliance with natural gas-related laws and regulations, and other investigations that have been or may be commenced, and the ultimate amount of fines, penalties, and remedial and other costs that the Utility may incur as a result; the ability of PG&E Corporation and the Utility to access capital markets and other sources of financing in a timely manner on acceptable terms; further changes in credit ratings which could, among other things, result in higher borrowing costs and fewer financing options, especially if PG&E Corporation or the Utility were to lose their investment grade credit ratings; and the other factors disclosed in PG&E Corporation and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2017, their joint quarterly report on Form 10-Q for the quarter ended March 31, 2018, and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the Securities and Exchange Commission website at www.sec.gov.   This presentation is not complete without the accompanying statements made by management during the webcast conference call held on May 3, 2018. The statements in this presentation are made as of May 3, 2018. PG&E Corporation undertakes no obligation to update information contained herein. This presentation, including Appendices, and the accompanying press release were attached to PG&E Corporation’s Current Report on Form 8-K that was furnished to the SEC on May 3, 2018 and, along with the replay of the conference call, is also available on PG&E Corporation’s website at www.pgecorp.com.

Northern California Wildfires Response Regulatory Legal Legislative Updating compliance requirements in high-risk wildfire zones Engaged in multiple forums to challenge the application of inverse condemnation Advocating to address impacts of climate change and the need for comprehensive solutions Operations Executing numerous operations programs as precautionary measures intended to reduce the risk of future wildfires

Legal Update Butte Fire Case Northern California Wildfires 5/1/2018: Trial court denied PG&E’s motion to renew inverse condemnation challenge ~3,800 individual plaintiffs as of 4/30/2018 May 2018: PG&E to seek appellate review of trial court decision Appellate process is 1 – 2 years Status Update Next Steps 3/16/2018: PG&E requested dismissal of inverse condemnation claims ~2,500 individual plaintiffs as of 4/30/2018 May 2018: Trial court hearing Losing party likely to seek appellate review Appellate process is 1 – 2 years PG&E will continue to challenge the application of inverse condemnation to investor-owned utilities in multiple forums

Community Wildfire Safety Program Overview Note: Some of the changes and updates included in this presentation are contemplated as precautionary measures intended to reduce future wildfire risk. Bolstering wildfire prevention and emergency response Working with our communities on new and enhanced safety measures Longer term, hardening our electric system and integrating new technologies Established a Wildfire Safety Operations Center to monitor wildfire risks in real-time Adding wildfire response teams to protect infrastructure, assist utility crews, and support first responders as needed Expanding our network of PG&E weather stations to enhance weather forecasting and modeling Executing more enhanced vegetation management in high fire-threat areas Expanding our disabling of reclosers and circuit breakers Refining and executing protocols to proactively turn off electric power where extreme fire conditions are occurring Investing in stronger power lines Replacing wood poles with non-wood poles in some areas in the coming years Spacing lines farther apart Working with communities to develop microgrids

Q1 2018 Earnings Results Earnings from Operations is not calculated in accordance with GAAP and excludes items impacting comparability. See Appendix 2, Exhibit A for a reconciliation of Earnings per Share (“EPS”) on a GAAP basis to Earnings from Operations and Exhibit G for the use of non-GAAP financial measures.

Q1 2018: Quarter over Quarter Comparison Earnings from Operations is not calculated in accordance with GAAP and excludes items impacting comparability. See Appendix 2, Exhibit A for a reconciliation of Earnings per Share (“EPS”) on a GAAP basis to Earnings from Operations and Exhibit G for the use of non-GAAP financial measures.

2018 Assumptions Capital Expenditures ($ millions) Authorized Ratebase (weighted average) ($ billions) Return on Equity: 10.25% Equity Ratio: 52% Authorized Cost of Capital* Other Factors Affecting Earnings from Operations *CPUC authorized + Incentive revenues, efficiencies and other benefits GT&S amounts not requested Ex parte settlement GT&S revenue adjustment Insurance premiums CWIP earnings: offset by below-the-line costs See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. Changes from prior quarter noted in blue

2018 Items Impacting Comparability Guidance Total cost of rights-of-way program expected to range from $450 million to $475 million. Butte fire-related costs reflect legal costs associated with the Butte fire, net of insurance. Range excludes any potential claims-related impacts. Northern California wildfire-related costs, net of insurance, reflects legal and other costs associated with the Northern California wildfires. Range excludes any potential claims-related impacts. See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. See Appendix 2, Exhibit E for PG&E Corporation’s 2018 Items Impacting Comparability Guidance and Exhibit G for Use of Non-GAAP Financial Measures.

Tax Cuts and Jobs Act Expected Impact

Lower Customer Bills	Annual reduction in customer revenue driven by lower corporate tax rate	**~$450M** annual revenue reduction
Cash Tax Payments	Faster net operating loss amortization and ~1 year acceleration of federal tax payments	**2020** estimated year federal tax payments begin
Ratebase Growth	Higher ratebase growth and increased earnings primarily driven by elimination of bonus depreciation; $300M in 2018 and an additional $500M in 2019	**~$800M** incremental ratebase in 2019
Financing Needs	Higher financing needs driven by incremental ratebase growth; additional equity needs of ~$400M through 2019	**~$400M** incremental equity needs through 2019

Tax Cuts and Jobs Act results in lower customer bills and higher ratebase growth

Changes from prior quarter noted in blue

Tax reform implementation is subject to CPUC and FERC approval.

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

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Robust Cap Ex Supports Strong Returns See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. $5.8B $6.3B ~$6B

Ratebase Supports Strong Returns

2017-2019 Weighted Average Ratebase ($ in B) (1)



~7.5 - 8%
CAGR
$34.4B
$36.8B
~$40B
2017
2018
2019
General Rate Case
Gas Transmission & Storage
Electric Transmission Owner
Range

Base Case Assumptions



2018
2019
GRC
L
2017 GRC Decision
H
2017 GRC Decision
GT&S (2)
L
2015 GT&S Phase 2 Decision
H
2015 GT&S Phase 2 Decision
2019 GT&S Filing
TO
L
TO19 Filing
TO17 Settlement
H
TO19 Filing
Other
Light-Duty Electric Vehicle Infrastructure Program
Approved
Pending and future filings

Potential Future Updates

- 2019 Gas Transmission & Storage rate case
- 2018 and 2019 Transmission Owner rate cases
- Future transportation electrification (e.g., January 2017 medium and heavy duty vehicle filing)
- State infrastructure modernization (e.g., rail and water projects)
- Future storage opportunities

(1) Weighted average ratebase in 2018 and 2019 reflect the estimated impacts from the Tax Cuts and Jobs Act.
(2) Includes $400M for 2011-2014 spend subject to audit added in 2019.

Changes from prior quarter noted in blue

See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions.

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Previous Guidance (Internal Programs) + Tax Reform + Items Impacting Comparability Internal Programs (Excluding DRP (1)) + Cash from Dividend Suspension Equity Needs and Sources March 31, 2018 shares outstanding: ~516 million Needs Sources See the Forward Looking Statements for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. Dividend Reinvestment Plan.

Appendix

Appendix 1 – Incremental Equity Factors Multiplier applies at time of accrual; additional 36% applies at time of cash charge. Incremental Equity Factors for Unrecovered Costs

Appendix 2 – Supplemental Earnings Materials Exhibit A: Reconciliation of PG&E Corporation’s Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles to Earnings from Operations Slide 17 Exhibit B: Key Drivers of PG&E Corporation’s Earnings per Common Share from Operations Slide 18 Exhibit C: Operational Performance Metrics Slides 19-20 Exhibit D: Sales and Sources Summary Slide 21 Exhibit E: PG&E Corporation’s 2018 Items Impacting Comparability Guidance Slides 22 Exhibit F: 2018 General Earnings Sensitivities Slide 23 Exhibit G: Use of Non-GAAP Financial Measures Slide 24 Exhibit H: Expected Timelines of Selected Regulatory Cases Slides 25-30

Exhibit A: Reconciliation of PG&E Corporation’s Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Accounting Principles (“GAAP”) to Earnings from Operations All amounts presented in the table above are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98 percent for 2018 and 40.75 percent for 2017, except for certain fines and penalties in 2017.   “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods. See Exhibit G: Use of Non-GAAP Financial Measures. The Utility incurred costs of $21 million (before the tax impact of $6 million) during the three months ended March 31, 2018, for legal and other costs associated with the Northern California wildfires. The Utility incurred costs of $10 million (before the tax impact of $3 million) during the three months ended March 31, 2018 for pipeline-related expenses incurred in connection with the multi-year effort to identify and remove encroachments from transmission pipeline rights-of-way. The Utility incurred costs, net of insurance, of $5 million (before the tax impact of $1 million) during the three months ended March 31, 2018 associated with the Butte fire. The Utility incurred charges of $12 million (before the tax impact of $3 million) during the three months ended March 31, 2018 for legal costs. These costs were partially offset by $7 million (before the tax impact of $2 million) recorded during the three months ended March 31, 2018 for contractor insurance recoveries. “Earnings from operations” is a non-GAAP financial measure. See Exhibit G: Use of Non-GAAP Financial Measures.

Exhibit B: Key Drivers of PG&E Corporation’s Earnings per Common Share (“EPS”) from Operations First Quarter, 2018 vs. 2017 (in millions, except per share amounts) See Exhibit A for a reconciliation of EPS on a GAAP basis to EPS from Operations. All amounts presented in the table above are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98 percent for 2018 and 40.75 percent for 2017, except for the tax impact of stock compensation. See Footnote 4 below. Represents the impact of the increase in rate base authorized in various rate cases, including the 2017 General Rate Case (“GRC”), during the three months ended March 31, 2018, as compared to the same period in 2017. The CPUC issued its final decision in the 2017 GRC on May 11, 2017, delaying recognition of the 2017 revenue increase until the second quarter of 2017. Represents revenue for GRC-related capital costs (depreciation and interest) in the first quarter of 2018, with no similar impact in 2017. The CPUC issued its final decision in the 2017 GRC on May 11, 2017, delaying recognition of the 2017 revenue increase until the second quarter of 2017. Represents the impact of income taxes related to share-based compensation awards under the Long-Term Incentive Plan that vested during the three months ended March 31, 2018, as compared to the same period in 2017. Represents the timing of taxes reportable in quarterly statements in accordance with Accounting Standards Codification 740, Income Taxes, and results from variances in the percentage of quarterly earnings to annual earnings. Represents the decrease in return on equity from 10.40 percent in 2017 to 10.25 percent in 2018 as a result of the 2017 CPUC final decision approving an additional extension to the original 2013 Cost of Capital decision.

Exhibit C: Operational Performance Metrics

2018 Performance Results	2018 Q1 Actual	2018 Target	Meets Target (1)
Safety (includes both public and employee safety metrics)			
Nuclear Operations			
Diablo Canyon Power Plant (DCPP) Reliability and Safety			
DCPP Unit 1 Score	96.9	96.4	✓
DCPP Unit 2 Score	89.9	87.6	✓
Electric Operations			
Public Safety Index	1.8	1.0	✓
Gas and Electric Operations			
Asset Records Duration Index	2.0	1.0	✓
Gas Operations			
Gas In-Line Inspection and Upgrade Index	1.5	1.0	✓
Gas Dig-ins Reduction	1.28	1.84	✓
Employee Safety			
Serious Injuries and Fatalities Corrective Actions Index	1.0	1.0	✓
Safe Driving Rate	5.7	6.5	✓
Customer			
Customer Satisfaction Score	77.0	75.2	✓
Customer Connection Cycle Time	4	10	✓
Financial			
Earnings from Operations	$468	See note (1)	See note (1)

See following page for definitions of the operational performance metrics. The operational performance goals set under the PG&E Corporation 2018 Short Term Incentive Plan ("STIP") are based on the same operational metrics and targets.

(1) The 2018 target for earnings from operations is not publicly reported.

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Definitions of 2018 Operational Performance Metrics from Exhibit C Safety Public and employee safety are measured in four areas: Nuclear Operations Safety, Electric Operations Safety, Gas Operations Safety, and Employee Safety.   The safety of the Utility’s nuclear power operations, DCPP Unit 1 and Unit 2, is based on 11 performance indicators for nuclear power generation, including unit capability, on-line reliability, safety system unavailability, radiation exposure, and safety accident rate, as reported to the Institute of Nuclear Power Operations.   The safety of the Utility’s electric and gas operations is represented by: Public Safety Index – Measure consisting of a weighted index of three electric programs that evaluate the effectiveness of compliance activities in the Fire Index Areas: (1) Vegetation Non-Exempt Pole Clearing (25%), (2) Routine Line Vegetation Management (50%), and (3) Tree Mortality Mitigation Program (25%). Gas and Electric Asset Records Duration Indices (equally weighed) – Measure consisting of a weighted index tracking the average number of days to complete the as-built process in the system of record for electric and gas capital and expense jobs from the time construction is completed in the field or released to operations: (1) Gas: Transmission (30%), (2) Gas: Station (5%), (3) Gas: Distribution (15%), (4) Electric: Transmission Line (12.5%), (5) Electric: Substation (12.5%) and (6) Electric: Distribution (25%). Gas In-Line Inspections and Upgrades Index – Index measuring the Utility’s ability to complete planned in-line inspections and pipeline retrofit projects. Gas Dig-Ins Reduction – Number of third-party dig-ins to the Utility’s gas assets per 1,000 Underground Service Alert tickets. A dig-in refers to any damage (impact or exposure) that result in a repair or replacement of an underground facility as a result of an excavation. The safety of the Utility’s employees is represented by: Serious Injuries and Fatalities (SIF) Corrective Action Index – Index measuring (1) percentage of SIF corrective actions completed on time, and (2) quality of corrective actions as measured against an externally derived framework. Safe Driving Rate – Measure tracking the total number of alerts for hard braking and hard acceleration per thousand miles driven in company vehicles equipped with in-vehicle performance monitors. Customer Customer satisfaction and service cycle time are measured by: Customer Satisfaction Score – Overall satisfaction of customers with the products and services offered by the Utility, as measured through an ongoing survey. Customer Connection Cycle Time – Measure tracking the 12-month average design and construction cycle time for electric residential disconnect/reconnect work requested by the Utility’s customers and performed through Express Connections (the Utility’s new customer gateway), measured in business days. Financial Earnings from Operations (shown in millions of dollars) represents the non-GAAP financial measure calculated as income available for common shareholders less items impacting comparability. “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods.

Exhibit D: Pacific Gas and Electric Company Sales and Sources Summary First Quarter, 2018 vs. 2017 Includes other sources of electric energy totaling 5,387 million kWh and 3,650 million kWh for the three months ended March 31, 2018 and 2017, respectively. Please see the 2017 Annual Report on Form 10-K for additional information about operating statistics.

Exhibit E: PG&E Corporation’s 2018 Items Impacting Comparability (“IIC”) Guidance All amounts presented in the table above are tax adjusted at PG&E Corporation’s statutory tax rate of 27.98 percent. (1)“Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods. See Exhibit G: Use of Non-GAAP Financial Measures.  (2)“Pipeline-related expenses” includes costs to identify and remove encroachments from transmission pipeline rights-of-way. The pre-tax range of estimated costs is shown below. The offsetting tax impact for the low and high IIC guidance range is $17 million and $10 million, respectively. (3)“Butte fire-related costs, net of insurance” refers to legal costs associated with the Butte fire, net of contractor insurance recoveries. The pre-tax range of estimated costs shown below includes $7 million of contractor insurance recoveries. The total offsetting tax impact for the low and high IIC guidance range is $17 million and $8 million, respectively. “Northern California wildfire-related costs, net of insurance” refers to legal and other costs associated with the Northern California wildfires, net of insurance. The pre-tax range of estimated costs is shown below. The total offsetting tax impact for the low and high IIC guidance range is $14 million and $10 million, respectively. The insurance recoveries forecast is based on historical trends, but the actual timing and amount of insurance recoveries may vary. Actual financial results for 2018 may differ materially from the guidance provided. For a discussion of the factors that may affect future results, see the Forward-Looking Statements.

Exhibit F: 2018 General Earnings Sensitivities PG&E Corporation and Pacific Gas and Electric Company These general earnings sensitivities with respect to factors that may affect 2018 earnings are forward-looking statements that are based on various assumptions. Actual results may differ materially. For a discussion of the factors that may affect future results, see the Forward-Looking Statements.

Exhibit G: Use of Non-GAAP Financial Measures PG&E Corporation and Pacific Gas and Electric Company: Use of Non-GAAP Financial Measures PG&E Corporation discloses historical financial results and provides guidance based on “earnings from operations” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items impacting comparability. “Earnings from operations” is a non-GAAP financial measure and is calculated as income available for common shareholders less items impacting comparability. “Items impacting comparability” represent items that management does not consider part of the normal course of operations and affect comparability of financial results between periods, including certain pipeline related expenses, certain legal and regulatory related expenses, fines and penalties, Butte fire-related costs and insurance recoveries, impacts of the 2015 GT&S rate case, and costs and future insurance recoveries related to the Northern California wildfires. PG&E Corporation uses earnings from operations to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating planning, and employee incentive compensation. PG&E Corporation believes that earnings from operations provide additional insight into the underlying trends of the business, allowing for a better comparison against historical results and expectations for future performance. Earnings from operations are not a substitute or alternative for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies.

Exhibit H: Pacific Gas and Electric Company Expected Timelines of Selected Regulatory Cases

Exhibit H: Pacific Gas and Electric Company Expected Timelines of Selected Regulatory Cases

Exhibit H: Pacific Gas and Electric Company Expected Timelines of Selected Regulatory Cases

Exhibit H: Pacific Gas and Electric Company Expected Timelines of Selected Regulatory Cases

Exhibit H: Pacific Gas and Electric Company Expected Timelines of Selected Regulatory Cases

Exhibit H: Pacific Gas and Electric Company Expected Timelines of Selected Regulatory Cases